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                                                                    EXHIBIT 10.5

                   FOURTH AMENDMENT TO CONVERTIBLE BRIDGE LOAN
                              AND WARRANT AGREEMENT

      THIS FOURTH AMENDMENT TO CONVERTIBLE BRIDGE LOAN AND WARRANT AGREEMENT (this "Amendment") is made as of October 7, 2003, by and between Akorn, Inc. a Louisiana corporation (the "Company"), and The John N. Kapoor Trust dated 9/20/89 (the "Lender").

      WHEREAS, the Company and the Lender are parties to that certain Convertible Bridge Loan and Warrant Agreement dated as of July 12, 2001 (as amended from time to time, the "Agreement"); and

      WHEREAS, the Company and the Lender wish to further amend the Agreement pursuant to the terms set forth herein.

      NOW, THEREFORE, for and in consideration of the premises and mutual agreements herein contained and for the purposes of setting forth the terms and conditions of this Amendment, the parties, intending to be bound, hereby agree as follows:

      1. Incorporation of the Agreement. All capitalized terms which are not defined hereunder shall have the same meanings as set forth in the Agreement. To the extent any terms and provisions of the Agreement are inconsistent with the amendments set forth in Paragraph 2 below, such terms and provisions shall be deemed superseded hereby. Except as specifically set forth herein, the Agreement shall remain in full force and effect and its provisions shall be binding on the parties hereto.

      2. Amendments to the Agreement.

            2.1 Definitions. The definition of "Senior Loan Agreement" is hereby amended and restated in its entirety to read as follows:

                  "Senior Loan Agreement" shall mean that certain Credit
            Agreement dated as of October 7, 2003, among Akorn, Inc., Akorn (New Jersey), Inc., LaSalle Bank National Association and certain other parties thereto.

            2.2 Section 9.

                  (a) Section 9(c) of the Agreement is hereby amended and restated in its entirety to read as follows:

                        "(c) (i) any default or breach by the Company of or
                  under any agreement between the Company and NeoPharm, Inc. for borrowed money, (ii) a material breach under any real property lease agreements or capital equipment lease agreements, by which the Company is bound or obligated, or (iii) any default under the Senior Loan Agreement pursuant to which the lenders parties thereto accelerate the maturity of the indebtedness thereunder;"
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                  (b) Section 9(d) of the Agreement is hereby amended and
      restated in its entirety to read as follows:

                        "(d) [INTENTIONALLY OMITTED];"

                  (c) Section 9(e) of the Agreement is hereby amended and restated in its entirety to read as follows:

                        "(e) The Company shall have (i) failed to obtain all
                  necessary shareholder consents to the Tranche A Loan, Tranche B Loan, the issuance of the Tranche A Note and the issuance of the Tranche B Note on or prior to September 30, 2004, or (ii) on or prior to September 30, 2004, provided the Lender with an opinion of counsel reasonably acceptable to the Lender stating that no such shareholder consents are currently required."

            2.3 Section 10. Section 10.14 of the Agreement is hereby amended and restated in its entirety to read as follows:

                  "10.14 Subordination. The indebtedness evidenced by the Notes shall be subordinated to certain indebtedness of the Company pursuant to that certain Subordination and Intercreditor Agreement dated as of October 7, 2003 (the "Subordination Agreement"), executed by the Lender in favor of LaSalle Bank National Association and acknowledged by the Company and Akorn (New Jersey), Inc."

      3. Effectuation. The amendment to the Agreement contemplated by this Amendment shall be deemed effective immediately upon the full execution of this Amendment and without any further action required by the parties hereto. There are no conditions precedent or subsequent to the effectiveness of this Amendment.

      4. Fees and Expenses. The Company agrees to pay on demand all costs and expenses of or incurred by the Lender (including, but not limited to, reasonable legal fees and expenses) in connection with the evaluation, negotiation, preparation, execution and delivery of this Amendment, to the extent permitted by that certain Reaffirmation of Subordination and Intercreditor Agreement dated the date hereof from the Lender in favor of NeoPharm, Inc.

      5. Counterparts. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, and all of which together shall constitute one and the same instrument. One or more counterparts of this Amendment may be delivered by facsimile, with the intention that delivery by such means shall have the same effect as delivery of an original counterpart thereof.

                            [SIGNATURE PAGE FOLLOWS]

                                    * * * * *


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      IN WITNESS WHEREOF, the parties have executed this Fourth Amendment to
Convertible Bridge Loan and Warrant Agreement as of the date first written above.

AKORN, INC.


By:
   ---------------------------
Name:
     -------------------------
Title:
      ------------------------

THE JOHN N. KAPOOR TRUST DATED
9/20/89

By:
   ---------------------------
   John N. Kapoor, Trustee